UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 13, 2024
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-01839	COMMONWEALTH EDISON COMPANY	36-0938600
(an Illinois corporation) 10 South Dearborn Street Chicago, Illinois 60603-2300 (312) 394-4321

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 13, 2024, Commonwealth Edison Company (ComEd) issued $400 million aggregate principal amount of its First Mortgage 5.300% Bonds, Series 136, due June 1, 2034 (Series 136 Bonds), and $400 million aggregate principal amount of its First Mortgage 5.650% Bonds, Series 137, due June 1, 2054 (Series 137 Bonds and, together with the Series 136 Bonds, the Bonds). See Item 2.03 below for a description of the Bonds and related agreements.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 13, 2024, ComEd issued $400 million aggregate principal amount of its First Mortgage 5.300% Bonds, Series 136, due June 1, 2034, and $400 million aggregate principal amount of its First Mortgage 5.650% Bonds, Series 137, due June 1, 2054. The Bonds were issued pursuant to ComEd’s Mortgage dated July 1, 1923, as amended and supplemented by supplemental indentures, including the Supplemental Indenture dated August 1, 1944 (Mortgage) and the Supplemental Indenture dated as of May 1, 2024 (Supplemental Indenture). The Mortgage is a first mortgage on ComEd’s utility plant. The proceeds of the Bonds will be used by ComEd to redeem $250 million of its First Mortgage 3.10% Bonds, Series 117, due November 1, 2024 (2024 Bonds), to repay a $400 million term loan, to repay ComEd’s outstanding commercial paper obligations, and to fund other general corporate purposes. The Bonds were registered under the Securities Act of 1933, as amended, pursuant to ComEd’s Registration Statement on Form S-3 (Registration No. 333-266487-06), as amended, filed with the Securities and Exchange Commission (SEC), which registration statement was declared effective by the SEC on April 30, 2024.

The Series 136 Bonds carry an interest rate of 5.300% per annum, and the Series 137 Bonds carry an interest rate of 5.650% per annum. Interest on the Bonds is payable semi-annually on June 1 and December 1, commencing December 1, 2024. The Bonds are redeemable in whole or in part at ComEd’s option at any time prior to March 1, 2034 (three months prior to the maturity date of the Series 136 bonds) (Series 136 Par Call Date), in the case of the Series 136 Bonds, or prior to December 1, 2053 (six months prior to the maturity date of the Series 137 bonds) (Series 137 Par Call Date), in the case of the Series 137 Bonds, at a redemption price equal to the greater of 100% of the principal amount to be redeemed or a “make-whole” redemption price calculated as provided in the Supplemental Indenture, plus accrued and unpaid interest to the redemption date. On or after the Series 136 Par Call Date, in the case of the Series 136 Bonds, or on or after the Series 137 Par Call Date, in the case of the Series 137 Bonds, we may redeem the Bonds, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Bonds being redeemed plus accrued and unpaid interest thereon to the redemption date. A copy of the Supplemental Indenture, which sets forth the terms of the Bonds, is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

In connection with the issuance of the Bonds, Sidley Austin LLP provided ComEd with the legal opinion attached to this Current Report as Exhibit 5.1.

A copy of the Underwriting Agreement dated May 6, 2024 among ComEd and Goldman Sachs & Co. LLC, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein, is filed as Exhibit 1.1 to this Current Report.

Some of the underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with ComEd and its affiliates. They have received customary fees and commissions for these transactions. Mizuho Bank Ltd., which is an affiliate of Mizuho Securities USA LLC, and Sumitomo Mitsui Banking Corporation, which is an affiliate of SMBC Nikko Securities America, Inc., are lenders under the term loan being repaid with a portion of the proceeds of the Bonds. Mizuho Securities USA LLC and SMBC Nikko Securities America, Inc. are two of the underwriters. Certain of the underwriters or their affiliates may hold a portion of ComEd’s 2024 Bonds and thus might receive a portion of the proceeds of the Bonds through the redemption of the 2024 Bonds. In addition, some of the underwriters or some of the banking affiliates of the underwriters are lending parties in ComEd’s revolving credit facility.

Item 9.01. Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description
1.1
Underwriting Agreement dated May 6, 2024, among ComEd and Goldman Sachs & Co. LLC, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein

4.1	Supplemental Indenture dated as of May 1, 2024, from ComEd to The Bank of New York Mellon Trust Company, N.A., as trustee
5.1	Opinion dated May 13, 2024, of Sidley Austin LLP
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

* * * * *
This Current Report contains certain forward-looking statements within the meaning of federal securities laws that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” “should,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements.

The factors that could cause actual results to differ materially from the forward-looking statements made by ComEd include those factors discussed herein as well as the items discussed in (1) ComEd's 2023 Annual Report on Form 10-K in (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Notes 3, Regulatory Matters, and 18, Commitments and Contingencies; (2) ComEd's First Quarter 2024 Quarterly Report on Form 10-Q in (a) Part II, ITEM 1A. Risk Factors, (b) Part I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part I, ITEM 1. Financial Statements: Notes 2, Regulatory Matters, and 11, Commitments and Contingencies; and (3) other factors discussed in filings with the Securities and Exchange Commission by ComEd.

Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this Current Report. ComEd undertakes no obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONWEALTH EDISON COMPANY

/s/ Joshua S. Levin
Joshua S. Levin
Senior Vice President, Chief Financial Officer and Treasurer

May 13, 2024

EXHIBIT INDEX

Exhibit No.	Description
1.1
Underwriting Agreement dated May 6, 2024, among ComEd and Goldman Sachs & Co. LLC, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein

4.1	Supplemental Indenture dated as of May 1, 2024, from ComEd to The Bank of New York Mellon Trust Company, N.A., as trustee
5.1	Opinion dated May 13, 2024, of Sidley Austin LLP
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)